Supplement dated December 20, 2002
                  to Prospectus dated May 1, 2002 for
                     Integrity Fund of Funds, Inc.

I.  On page 5 is being replaced with the following:

The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual total return table does.

                      Average Annual Total Returns
                 for the Periods Ending December 31, 2001
      Return Before Taxes      1 Year     5 Year     10 Year     Since Inception(1)
                               (22.72)%    1.79%       N/A              6.54%

      Return After Taxes on    1 Year     5 Year     10 Year     Since Inception(3)
      Distributions            (22.71)%    0.34%       N/A              4.97%

      Return After Taxes on
      Distributions and Sale   1 Year     5 Year     10 Year     Since Inception(3)
      of Fund Shares           (14.54)%    2.43%       N/A              5.62%
-----------------------------------------------------------------------------------

      Return Before Taxes      1 Year     5 Year     10 Year    Since Inception
      S&P 500(2)               (13.04)%    9.15%       N/A             14.00%

(1) The inception period is from January 3, 1995 to December 31, 2001.

(2) The S&P 500 returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges, or other fees.

(3) This disclosure would be required for funds with less than 10 years of operating history.

The percentage of unrealized capital gains as compared to overall fund assets at December 31, 2001: -5.56%



(A) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes;

(B) Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts;

(C) If the Fund is a Multiple Class Fund that offers more than one Class in the prospectus, after-tax returns are shown for only one Class and after-tax returns for other Classes will vary; and

(D) If average annual total return (after taxes on distributions and redemption) is higher than average annual total return, the reason for this result may be explained.